Income Taxes - Components of Provision for (Benefit from) Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Current:
Federal	$ 18,300	$ 11,123	$ 321
State and local	5,595	2,325	167
Foreign	64	140	73
Total current provision	23,959	13,588	561
Deferred:
Federal	(68)	197	(827)
State and local	(539)	141	(682)
Total deferred (benefit) provision	(607)	338	(1,509)
Total provision for (benefit from) income taxes	$ 23,352	$ 13,926	$ (948)